SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           CIRCLE GROUP INTERNET, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                   Illinois                                   36-4197173
                   --------                                   ----------
     (State of incorporation or organization)             (I.R.S. Employer
                                                           Identification No.)

                     1011 Campus Drive, Mundelein, IL 60060
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered
         -------------------                 ------------------------------

                  None                                    None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
333-83701.

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $.0001
                         ------------------------------
                                (Title of Class)

ITEM 1.  Description of Registrant's Securities to be Registered.

                  The description of the Common Stock, par value $.0001 per share, of the Registrant under the caption "Description of Securities" contained in the Registrant's Registration Statement on Form SB-2, file number 333-83701, as filed with the Securities and Exchange Commission on July 23, 1999, as amended from time to time, is hereby incorporated by reference.

ITEM 2.  Exhibits.

Number            Description

3.1               Articles  of  Incorporation  are hereby  incorporated  by  reference  to Exhibit 3.1 to the
                  Registrant's Registration Statement on Form SB-2, file number 333-83701.
3.2               Articles of Amendment  dated December 8, 1997 to the Articles of  Incorporation  are hereby incorporated  by reference  to Exhibit 3.2 to the  Registrant's  Registration  Statement on
                  Form SB-2, file number 333-83701.
3.3               Articles of Amendment dated December 15, 1997 to the Articles of  Incorporation  are hereby incorporated  by reference  to Exhibit 3.3 to the  Registrant's  Registration  Statement on
                  Form SB-2, file number 333-83701.
3.4               By-Laws  are  hereby   incorporated  by  reference  to  Exhibit  3.4  to  the  Registrant's
                  Registration Statement on Form SB-2, file number 333-83701.
4.1               Specimen Common Stock  Certificate  are hereby  incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2, file number 333-83701.
10.7              1999 Stock  Option  Plan are  hereby  incorporated  by  reference  to  Exhibit  10.7 to the
                  Registrant's Registration Statement on Form SB-2, file number 333-83701.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  Circle Group Internet, Inc.
                                  (Registrant)


Date: October 26, 1999            By: /s/ Gregory J. Halpern
                                     ---------------------------------
                                           Gregory J. Halpern,
                                           Chairman and Chief Executive Officer